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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 5, 1998


                               CODA ENERGY, INC.
            (Exact Name of Registrant as Specified in its Charter)



State of Delaware                    0-10955                      75-1842480
  (State or Other             (Commission File Number)         (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)

                              5735 Pineland Drive
                                   Suite 300
                             Dallas, Texas  75231
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (214) 692-1800

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

  (a) Effective January 5, 1998, Coda Energy, Inc. ("Coda") dismissed its prior certifying accountants Ernst & Young LLP ("E&Y") and retained as its new certifying accountants, Arthur Andersen LLP ("AA"), the certifying accountant of Coda's new parent company, Belco Oil & Gas Corp. ("Belco"). The decision to change accountants was recommended by the management of Belco and approved by the Audit Committee of the Board of Directors of Belco.

  E&Y's report on Coda's financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

  During the two most recent fiscal years and all subsequent interim periods to the date hereof, there were no disagreements between Coda and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

  None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to Coda within the two most recent fiscal years and all subsequent interim periods to the date hereof.

  (b) Effective January 5, 1998, Coda engaged AA as its principal accountants. During the two most recent fiscal years and all subsequent interim periods to the date hereof, neither Coda nor anyone on Coda's behalf consulted with AA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

  (a)      Financial statements of businesses acquired.

                Not Applicable.

  (b)      Pro Forma Financial Information.

                Not Applicable.

  (c)      Exhibits.

16.1 Letter from Ernst & Young LLP regarding change in certifying accountant.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 1998                    CODA ENERGY, INC.


                                         By:    \s\ Grant W. Henderson
                                            -----------------------------------
                                                Grant W. Henderson
                                                President and
                                                Chief Financial Officer
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                                 EXHIBIT INDEX


                                                                        PAGE NO.

16.1 Letter from Ernst & Young LLP regarding change in certifying accountant